UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2006

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Indiana	0-20625	35-1898425
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

600 East 96th Street Suite 100 Indianapolis, IN	46240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.              Other Events

Our General Partner expects to file a shelf registration statement on Form S-3 to register securities during July 2006. In connection with the expected filing, we have reclassified the operations of certain properties we have sold or identified as held for sale that occurred subsequent to December 31, 2005 into discontinued operations within our consolidated financial statements and notes to consolidated financial statements that were previously filed in our 2005 annual report on Form 10-K.

SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets requires us to report in discontinued operations the results of operations of a property that has either been disposed of or is classified as held for sale, unless certain conditions are met. Statement of Financial Accounting Standards (“SFAS”) No. 144 further requires us to reclassify results of operations from a property disposed or held for sale as income from discontinued operations during all reported periods. The purpose of this Current Report on Form 8-K is to set forth audited consolidated financial statements of Duke Realty Limited Partnership for the years ended December 31, 2005, 2004 and 2003, including revised notes thereto, which reflect the impact of reclassifying results of operations from properties identified as held for sale subsequent to December 31, 2005 in accordance with SFAS No. 144.

During the three-month period ended March 31, 2006, we sold or held for sale three properties owned by us and not classified as assets held for sale as of December 31, 2005. The results of operations from such properties have been reclassified as income from discontinued operations for the years ended December 31, 2005, 2004 and 2003 in the accompanying consolidated financial statements and notes to consolidated financial statements. There is no effect on the previously reported net income available for common unitholders.

Management does not believe that this reclassification in accordance with SFAS No. 144 has a material effect on our selected consolidated financial data or management’s discussion and analysis of financial condition and results of operations for the years ended December 31, 2005, 2004 and 2003 as previously reported in our 2005 Annual Report on Form 10-K. We are not revising Management’s Discussion and Analysis (MD&A) included in our 2005 annual report on Form 10-K given the insignificance of the reclassified amounts.

Section 9 — Financial Statements and Exhibits

Item 9.01.               Financial Statements and Other Exhibits

                (d)           Exhibits

Exhibit
Number	Description
12	Statement re: Calculation of Ratios of Earnings to Combined Fixed Charges and Preferred Unit Distributions
23	Consent of Independent Registered Public Accounting Firm
99.1	Report of Independent Registered Public Accounting Firm
99.2	Consolidated Finanacial Statements and Notes to Consolidated Financial Statements, Years Ended December 31, 2005, 2004 and 2003
99.3	Schedule III — Duke Realty Limited Partnership Combined Real Estate and Accumulated Depreciation — December 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY LIMITED PARTNERSHIP

By:	Duke Realty Corporation, in its capacity as General Partner

	By:	/s/ Matthew A. Cohoat
Matthew A. Cohoat
Executive Vice President and Chief Financial Officer

Dated:  July 27, 2006